SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): April 8, 2003
                                                           -------------




                          Greer Bancshares Incorporated
                          -----------------------------
                            (Exact name of registrant
                          as specified in its charter)




   South Carolina                     000-33021                  57-1126200
--------------------------------------------------------------------------------
 (State or other                    (Commission              (I.R.S. Employer
 jurisdiction of                    File Number)             Identification No.)
 incorporation)




           1111 W. Poinsett Street, Greer, South Carolina   29650
           -------------------------------------------------------
           (Address of principal executive offices)     (Zip Code)




       Registrant's telephone number, including area code: (864) 877-2000
                                                           --------------




                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)




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Item 5.  Other Events.

On April 8, 2003, Greer Bancshares Incorporated, the parent company of Greer State Bank, reported net income of $521,000, or 32 cents per diluted share, for the quarter ended March 31, 2003, compared to $571,000, or 35 cents per diluted share, for the first quarter of 2002, a decrease in net income of 8.75%. The Board of Directors also declared an annual cash dividend of 70 cents per share, to be paid in semi-annual payments of 35 cents per share on May 15, 2003 and November 15, 2003, to shareholders of record on April 15, 2003 and October 15, 2003 respectively.

A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) The following information is filed as an exhibit to the Current Report on Form 8-K:

Exhibit No. 99.1 - Description: Press release issued April 8, 2003





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          GREER BANCSHARES INCORPORATED



                             By:  /s/ R. Dennis Hennett
                                ---------------------------------
                             Name:  R. Dennis Hennett
                             Title: President and Chief Executive Officer

Dated: April 9, 2003



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